Exhibit 10.27

MINIMUM BORROWING NOTE REGISTRATION RIGHTS AGREEMENT

This Minimum Borrowing Note Registration Rights Agreement (this “Agreement”) is made and entered into as of August 31, 2005, by and between Stonepath Group, Inc., a Delaware corporation (the “Company”), and Laurus Master Fund, Ltd. (the “Purchaser”).

This Agreement is made pursuant to the Security Agreement, dated as of the date hereof, by and among the Purchaser, the Company and various subsidiaries of the Company (as amended, modified or supplemented from time to time, the “Security Agreement”), and pursuant to the Notes and the Warrants referred to therein.

The Company and the Purchaser hereby agree as follows:

1.             Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Security Agreement shall have the meanings given such terms in the Security Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Holders have received written notice from the Company notifying the Holders that the Holders are required to suspend offers and sales of Registrable Securities pursuant to Section 7 hereof due to the fact that (1) (a) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”), after advice of legal counsel, reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to then disclose or (b) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction available to the Company which the Board reasonably determines would be seriously detrimental to the Company and its stockholders to then disclose, and which the Company would be required to disclose in a Registration Statement; provided that such period shall end on the earlier to occur of (i) the date upon which the circumstance that give rise to the commencement of the period would no longer cause the registration and distribution of the Registrable Securities to be seriously detrimental to the Company and its stockholders and (ii) such time as the Company (A) notifies the Holders that the Company will no longer delay such filing of the registration statement, (B) recommences steps to make such registration statement effective or (c) allows sales pursuant to such registration statement to resume; provided further in no event shall the aggregate Blackout Periods in any rolling 12-month period exceed 45 days in the aggregate for such 12-month period.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

“Effectiveness Date” means, (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than one-hundred twenty (120) days following the date hereof and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than sixty (60) days following the applicable Filing Date.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Filing Date” means, with respect to (1) the Loans evidenced by the Minimum Borrowing Note made on the initial funding date, the date which is sixty (60) days after the date hereof, (2) each $10,000,000 tranche of Loans evidenced by a Minimum Borrowing Note funded after the date hereof, the date which is sixty (60) days after such funding of such additional tranche of Loans evidenced by a Minimum Borrowing Note, (3) the shares of Common Stock issuable to the Holder upon exercise of a Warrant, the date which is sixty (60) days after the issuance of such Warrant and (4) the shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to Section 2.6 of the Revolving Notes, Section 3.6 of the Minimum Borrowing Note, Section 4 of the Warrant or otherwise, sixty (60) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price.

“Holder” or “Holders” means the Purchaser or any of its affiliates or transferees to the extent any of them hold Registrable Securities, other than those purchasing Registrable Securities in a market transaction.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the shares of Common Stock issued upon the conversion of the Minimum Borrowing Note and issuable upon exercise of the Warrants, provided that the term “Registrable Securities” excludes (i) any securities that have been publicly sold or may be immediately, freely sold without registration under the Securities Act either pursuant to Rule 144(k) under the Securities Act or otherwise, (ii) any securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act or (iii) any securities that are at the time subject to an effective registration statement under the Securities Act.

“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Security Agreement” has the meaning given to such term in the Preamble hereto.

“Trading Day” means each day the Trading Market on which the Common Stock is traded is open and available to trade securities.

“Trading Market” means any of the NASD OTC Bulletin Board, NASDAQ SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange

“Warrants” means the Common Stock purchase warrants issued pursuant to the Security Agreement.

2.             Registration.

(a)           On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415.  Each Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith).  The Company shall cause each Registration Statement to become effective and remain effective as provided herein.  The Company shall use its reasonable commercial efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date.  The Company shall use its reasonable commercial efforts to keep each Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities covered by such Registration Statement have been sold or (ii) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (each, an “Effectiveness Period”).

(b)           If:  (i) any Registration Statement is not filed on or prior to the applicable Filing Date for such Registration Statement; (ii) a Registration Statement filed hereunder is not declared effective by the Commission by the applicable Effectiveness Date; (iii) after a Registration Statement is filed with and declared effective by the Commission, a Discontinuation Event (as hereafter defined) shall occur and be continuing, or such Registration Statement ceases to be effective (by suspension or otherwise) as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period applicable to such Registration Statement (without being succeeded immediately by an additional Registration Statement filed and declared effective), for a period of time which shall exceed 60 days in the aggregate per year (defined as a period of 365 days commencing on the date such Registration Statement is declared effective) or more than 20 consecutive calendar days; (iv) after a Registration Statement is filed with and declared effective by the Commission, a Blackout Period shall occur and be continuing for a period of time which shall exceed 45 days in the aggregate, in each case for all such Blackout Periods during any rolling 12-month period; or (v) the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market for a period of three (3) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Trading Market) (any such failure or breach as described in clauses (i) through (v) above, being referred to as an “Event,” and, for purposes of clause (i) or (ii) above, the date on which such Event occurs, or for purposes of clause (iii) above, the date which such 60 day or 20 consecutive day period (as the case may be) is exceeded, or for purposes of clause (iv) above, the date which such 45 day or 30 consecutive day period (as the case may be) is exceeded or for purposes of clause (v) above, the date on which such three (3) Trading Day period is exceeded (after expiration of the 30-day notice period expressly set forth in such clause (v) above), being referred to as “Event Date”), then as partial relief for the damages to the Purchaser by reason of the occurrence of any such Event (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to the Purchaser, as liquidated damages and not as a penalty, for each day that an Event has occurred and is continuing, an amount in cash equal to one-thirtieth (1/30th) of the product of (A) the original principal amount of the Minimum Borrowing Note multiplied by (B) 0.015.  In the event the Company fails to make any payments pursuant to this Section 2(b) in a timely manner, such payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.  Amounts payable as liquidated damages to each Holder with respect to each share of Registrable Securities shall cease when the Holder no longer holds such share of Registrable Securities or such share of Registrable Securities can be immediately sold by the Holder in reliance on Rule 144.

(c)           Within three business days of the Effectiveness Date, the Company shall cause its counsel to issue a blanket opinion in the form attached hereto as Exhibit A, to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Purchaser and confirmation by the Purchaser that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2(c) shall be delivered to the Purchaser within the time frame set forth above.

3.             Registration Procedures.  If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as practicable:

(a)           prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as practicable to any comments received from the Commission, and use its best efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Purchaser copies of all filings and Commission letters of comment relating thereto;

(b)           prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

(c)           furnish to the Purchaser such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Purchaser reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(d)           use its commercially reasonable efforts to register or qualify the Purchaser’s Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Purchaser may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)           list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

(f)            promptly (but in no event later than 3 business days following the occurrence of any such event) notify the Purchaser at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(g)           make available for inspection by the Purchaser and any attorney, accountant or other agent retained by the Purchaser, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Purchaser.

4.             Registration Expenses.  All expenses relating to the Company’s compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of the Company’s counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders (which such fees of counsel for the Holders shall not exceed $15,000 in the aggregate) are called “Registration Expenses”. All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called “Selling Expenses.”  The Company shall only be responsible for all Registration Expenses.

5.             Indemnification.

(a)           In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, and its officers, directors and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder, and each such other person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that (i) any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such other person in writing specifically for use in any such document, (ii) if the person asserting any such loss, claim, damage, liability (or action in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of the final Prospectus (or the final Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person (the “Confirmation Date”) because of the failure of such Holder to so provide such final Prospectus (or final Prospectus as amended or supplemented) and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact that is the subject to the claim and was made in a preliminary Prospectus or final Prospectus was corrected in the final Prospectus (or the final Prospectus as amended or supplemented) and was made available to such Holder by the Company prior to the Confirmation Date.

(b)           In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Company or such other persons may become subject under the Securities Act or otherwise, insofar as (i) such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Purchaser to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) such losses, claims, damages, liabilities (or actions in respect thereof) arise from claims of a person who purchased the Registrable Securities that are the subject thereof who did not receive a copy of the final Prospectus (or the final Propsectus as amended or supplemented) at or prior to the Confirmation Date because of the failure of the Purchaser to so provide such final Prospectus (or final Prospectus as amended or supplemented) and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact that is the subject to the claim and was made in a preliminary Prospectus or final Prospectus was corrected in the final prospectus (or the final Prospectus as amended or supplemented) and was made available to the Purchaser by the Company prior to the Confirmation Date, and, in each such case, will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.  Notwithstanding the provisions of this paragraph, the Purchaser shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Purchaser in respect of Registrable Securities in connection with any such registration under the Securities Act.

(c)           Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and such Indemnified Party shall have notified the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5 for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof. If the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the

Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party (together with any other such similarly situated Indemnified Party shall have the right to select one separate counsel (for all such similarly situated Indemnified Parties) and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such one separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(d)           In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) an Indemnified Party makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of such Indemnified Party in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

6.             Representations and Warranties.  The Company hereby represents and warrants to the Purchaser as follows:

(a)           The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and, except with respect to certain matters which the Company has disclosed to the Purchaser on Schedule 12(u) to the Security Agreement, the Company has timely filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act.  The Company has filed (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and (ii) its Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2005 and June 30, 2005 (collectively, the “SEC Reports”).  Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed, or are subject to normal year end adjustments) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

(b)           The Common Stock is listed for trading on the American Stock Exchange and satisfies all requirements for the continuation of such listing, and the Company shall do all commercially reasonable things necessary for the continuation of such listing.  The Company has not received any notice that its Common Stock will be delisted from the American Stock Exchange or that the Common Stock does not meet all requirements for the continuation of such listing.

(c)           Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to the Security Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Common Stock pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Common Stock to be integrated with other offerings (other than such concurrent offering to the Purchaser).

(d)           The Warrants, the Notes and the shares of Common Stock which the Purchaser may acquire pursuant to the Warrants and the Notes are all restricted securities under the Securities Act as of the date of this Agreement.  The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Registrable Securities at such time as such Registrable Securities are registered for public sale or an exemption from registration is available, except as required by federal or state securities laws or as a consequence of the commencement and continuation of a Blackout Period.

(e)           The Company understands the nature of the Registrable Securities issuable upon the conversion of each Note and the exercise of each Warrant and recognizes that the issuance of such Registrable Securities may have a potential dilutive effect.  The Company specifically acknowledges that its obligation to issue the Registrable Securities is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

(f)            There is no agreement required to be filed with the Commission as an exhibit to a registration statement or to a form required to be filed by the Company under the Exchange Act which has not been so filed.

(g)           The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for the full conversion of each Note and exercise of the Warrants.

7.             Miscellaneous.

(a)           Suspension of Offers and Sales.  Each Holder of Registrable Securities acknowledges that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(f) hereof or of the commencement of any Blackout Period or Discontinuation Event (as defined in Section 9(d) below), such Holder shall discontinue dispositions of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of copies of the supplemented Prospectus and/or amended Registration Statement and/or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed and/or upon expiration of such Blackout Period or Discontinuation Event, as the case may be.

(b)           Information by Holder.  It shall be a condition precedent to the obligation of the Company to include the Registrable Securities of any Holder in a Registration Statement that such Holder deliver to the Company, at least five (5) days prior to the anticipated filing date of such Registration Statement, such information regarding itself, the Registrable Securities and other securities of the Company held by such Holder, the Holder’s intended method of disposition of the Registrable Securities and all such other information as shall be reasonably required to effect the registration of such Holder’s Registrable Securities; provided that such obligation shall arise only if the Company shall have delivered to the Holder at least fifteen (15) days prior to the anticipated filing date a questionnaire for the purpose of obtaining such required information.

(c)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(d)           No Piggyback on Registrations.  Except as and to the extent set forth on Schedule 7(d) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right for inclusion of shares in the Registration Statement to any of its security holders.  Except as and to the extent specified in Schedule 7(d) hereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been fully satisfied.

(e)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.

(f)            Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this Section.  For purposes of this Section 7(f), a “Discontinuation Event” shall mean (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)           Piggy-Back Registrations.  If at any time during any Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities required to be covered during such Effectiveness Period and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of piggy-back registration rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

(h)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(i)            Notices.  Any notice or request hereunder may be given to the Company or the Purchaser at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(i).  Notices to any Holder other than the Purchaser shall be given at the address for such Holder designated in writing from time to time by such Holder to the Company, and in the event not so designated to the address for such Holder in the Company’s records.  Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier (collectively, “Courier”) or telecopy (confirmed by mail).  Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed; in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier; in the case of a Courier, the next business day following timely delivery of the package with the Courier; and, in the case of a telecopy, when confirmed.  The address for such notices and communications shall be as follows:

If to the Company:

Stonepath Group, Inc. 2200 Alaskan Way, Suite 200 Seattle, WA 98121 Attention: Chief Financial Officer Facsimile: 206-624-2116

with a copy to:

Buchanan Ingersoll PC 1835 Market Street, 14th Floor Philadelphia, Pennsylvania 19103 Attention: Brian S. North Facsimile: (215) 665-8760

If to a Purchaser:

To the address set forth under such Purchaser’s name on the signature pages hereto with a copy to:

Loeb & Loeb LLP 345 Park Avenue New York, New York 10154 Attention: Scott J. Giordano, Esq. Facsimile: (212) 407-4990

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter in accordance with this Section 7(i)by such Person.

(j)            Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Notes and the Securities Purchase Agreement so long as (i) such transfer or assignment is effected in accordance with applicable securities laws, (ii) such transferee or assignee agrees in writing to become subject to the terms of this Agreement and (iii) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

(k)           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(l)            Governing Law, Jurisdiction and Waiver of Jury Trial.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such State, without regard to principles of conflicts of law.  The Company and the Holders hereby consent and agree that the state or federal courts located in the County of New York, State of New York shall have exclusion jurisdiction to hear and determine any Proceeding between the Company, on the one hand, and the Holders, on the other hand, pertaining to this Agreement or to any matter arising out of or related to this Agreement; provided, that Holders and the Company acknowledge that any appeals from those courts may have to be heard by a court located outside of the County of New York, State of New York, and further provided, that nothing in this Agreement shall be deemed or operate to preclude any Holder from bringing a Proceeding in any other jurisdiction to collect the obligations, to realize on the Collateral or any other security for the obligations, or to enforce a judgment or other court order in favor of the Holders.  The Company and the Holders expressly submit and consent in advance to such jurisdiction in any Proceeding commenced in any such court, and the Company and the Holders hereby waive any objection which they may have based upon lack of personal jurisdiction, improper venue or forum non conveniens.  The Company hereby waives personal service of the summons, complaint and other process issued in any such Proceeding and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to the Company at the address set forth in Section 7(i) and that service so made shall be deemed completed upon the earlier of the Company’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.  The parties hereto desire that their disputes be resolved by a judge applying such applicable laws.  Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all rights to trial by jury in any Proceeding brought to resolve any dispute, whether arising in contract, tort, or otherwise between the Holders and/or the Company arising out of, connected with, related or incidental to the relationship established between then in connection with this Agreement.  If any party hereto shall commence a Proceeding to enforce any provisions of this Agreement, the Security Agreement or any other Ancillary Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(m)          Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(n)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have executed this Minimum Borrowing Note Registration Rights Agreement as of the date first written above.

STONEPATH GROUP, INC.

By:
Name:
Title:

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

Address for Notices:

825 Third Avenue, 14th Floor
New York, New York 10022
Attention: David Grin
Facsimile: 212-541-4434

EXHIBIT A

                        , 200

StockTrans, Inc.
44 West Lancaster Avenue
Ardmore, PA 19003

Re:                               Stonepath Group, Inc.

Ladies and Gentlemen:

We have acted as counsel to Stonepath Group, Inc., a Delaware corporation (the “Company”), in connection with the registration under the Securities Act of 1933, as amended, of [*] shares of Common Stock, $.001 par value (“Common Stock”), which consist of : (i) [*] shares of Common Stock which have been reserved for issuance upon the exercise of a Secured Convertible Minimum Borrowing Note (the “Convertible Note Shares”); and (ii) [*] shares of Common Stock which have been reserved for issuance upon the exercise of warrants (the “Warrant Shares” and collectively with the Note Shares, the “Shares”).  The Secured Convertible Minimum Borrowing Note and the warrants were previously issued by the Company in a private placement transaction described in the Prospectus (the “Prospectus”) included in the Company’s Registration Statement on Form S-1 (No. 333-                     ).  A copy of the Registration Statement is attached for your reference.

We have reviewed the Company’s Registration Statement, which includes the Prospectus, and have considered such questions of law and fact as we have deemed necessary for the purpose of this letter.  As a result of the Registration Statement becoming effective, the person identified within the Prospectus as the “Selling Shareholder” may sell the Shares issued in its name and, upon presentation of certificates representing such Shares together with a Certificate of Selling Shareholder in the form attached hereto as Exhibit A, you may register the transfer of such Shares by such person until such date on which we shall notify you in writing that the Registration Statement covering such proposed transactions is no longer valid.

Please note that this letter does not authorize you to remove legends from the Shares other than in connection with a proposed transfer.

Very truly yours,

BUCHANAN INGERSOLL PC

Exhibit A
(to Form of Opinion)

CERTIFICATE OF SELLING SHAREHOLDER

The Undersigned, being a Selling Shareholder identified in the accompanying Prospectus of Stonepath Group, Inc. (the “Company”) dated                           , 2005 (the “Prospectus”), does hereby provide the following representations to the Company in connection with the public distribution of shares covered by the Prospectus (the “Covered Shares”).  For this purpose, the term “Covered Shares” means those outstanding shares of the Company’s Common Stock and those shares of Common Stock that may be issued in the future upon the conversion, if at all, of the Secured Convertible Minimum Borrowing Note or the exercise, if at all, of the Common Stock Purchase Warrant (the “Warrant”) identified in the section of the Prospectus entitled Selling Shareholder:

(1)           The Undersigned is or may be offering the Covered Shares for sale for its, his or her own account, and not for the account of the Company.  The Company will not receive any proceeds from the sale of the Covered Shares by the Undersigned;

(2)           The Undersigned has reviewed the Section of the Prospectus entitled “Selling Shareholder” and finds the same, as it pertains to the Undersigned, to be true and correct as of the date hereof;

(3)           The Undersigned has also reviewed the section of the Prospectus entitled “Plan of Distribution,” and confirms hereby that: (i) the Undersigned has agreed to sell or offer for sale the Covered Shares in the manner discussed therein; and (ii) the Undersigned is aware of no arrangements regarding the sale of Covered Shares not discussed therein;

(4)           The Undersigned is aware that public sales of securities covered by the Prospectus may only be made during periods when the Prospectus is “current” under Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”), and that events may occur which cause the Prospectus not to be “current”.

(5)           The Undersigned has received two copies of the Prospectus(1); and

(6)           The Undersigned agrees that in connection with an offer of Covered Shares pursuant to the Prospectus:

(a)           No offers or sales will be effected other than pursuant to the terms of the Prospectus;

(b)           The Undersigned is aware of and will comply with the prospectus delivery requirements under the Securities Act; and

(1)           The Company will provide additional copies of the Prospectus upon request.

(c)           The Undersigned is aware of, and will engage in no distribution of Covered Shares or any other market making or other activities in violation of the Rules promulgated under the Securities Exchange Act of 1934, including Regulation M thereunder.

SELLING SHAREHOLDER

Print Name

Signature

or, if entity

Name of Entity

By:
Name:
Title: